UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           February 15, 2005

ChromaVision Medical Systems, Inc

(Exact name of registrant as specified in its charter)

Delaware	000-22677	75-2649072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

33171 Paseo Cerveza, San Juan Capistrano, CA		92675
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code          (949) 443-3355

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On February 15, 2005, ChromaVision Medical Systems, Inc. (the “Company”) issued a press release announcing that, effective March 15, 2005, the Company will be changing its name to Clarient, Inc.  In conjunction with the name change, the Company’s stock symbol will become CLRT.  A letter to the shareholders relating to this name change was also sent out on February 15, 2005.  Said press release and shareholder letter are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01.             Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.  Not applicable.

(b)           Pro Forma Financial Information.  Not applicable.

(c)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 15, 2005
99.2	Letter to Shareholders dated February 15, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ChromaVision Medical Systems, Inc.

Date: February 15, 2005	By:	/s/ STEPHEN T.D. DIXON
		Name:	Stephen T.D. Dixon
		Title:	Executive Vice President and
Chief Financial Officer